UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  FORM 8-K/A
                               Amendment No. 1 to
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of Earliest Event Reported: March 31, 2000

                           LAHAINA ACQUISITIONS, INC.
             (Exact Name of Registrant as specified in its Charter)

                          Commission File No. 0-27480

      Colorado                                                     84-1325695
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  (State or other jurisdiction                                (I.R.S Employer
of incorporation or organization)                           Identification No.)

                        5895 Windward Parkway, Suite 220
                           Alpharetta, Georgia 30005
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          (Address of Principal Executive Offices, including Zip Code)

                                 (770) 754-6140
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              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                   Copies to:

                           Robert E. Altenbach, Esq.
                                 Kutak Rock LLP
                                   Suite 2100
                           235 Peachtree Street, N.E.
                             Atlanta, Georgia 30303
                                 (404) 222-4600

================================================================================

This is Amendment No. 1 to the Registrant's current report on Form 8-K that was originally filed on March 31, 2000. This Amendment No. 1 is being filed to report the Second Amendment to Asset Purchase Agreement entered into by and between Paradigm Mortgage Associates, Inc., and Accent Acquisitions I, Co., a wholly owned subsidiary of Lahaina Acquisitions, Inc.

                           LAHAINA ACQUISITIONS, INC.
                                   FORM 8-K/A

                               Table of Contents


                                                                 Page
                                                                 -----
Item 2.    Acquisition or Disposition of Assets                     2

Item 7.    Financial Statements and Exhibits                        2

           Exhibit 2.4 Second Amendment to
                Asset Purchase Agreement                            3

           Signatures                                               4

                           LAHAINA ACQUISITIONS, INC.
                                   FORM 8-K/A


Item 2. Acquisition or Disposition of Assets

     On March 20, 2000, Accent Acquisitions I, Co., ("Accent Acquisitions"), a wholly-owned subsidiary of Lahaina Acquisitions, Inc., ("Lahaina"), completed its acquisition of certain assets of Paradigm Mortgage Associates, Inc., ("Paradigm") pursuant to the terms of the Asset Purchase Agreement dated February 25, 2000 (the "Purchase Agreement"). The parties have entered into the Second Amendment to the Purchase Agreement (the "Second Amendment") effective as of March 20, 2000 which provides that the consideration for this acquisition consists of 500,000 shares of Lahaina common stock valued at approximately $1,733,000 based upon the average closing price of Lahaina common stock on the OTC Bulletin Board for several trading days before and after March 20, 2000. The Second Amendment also reduces the shares of common stock of Lahaina held in escrow for the payment of indemnification claims by Accent Acquisitions, transition costs and the performance guarantee from 400,000 shares of common stock to 300,000 shares of common stock.



Item 7. Financial Statements and Exhibits

     (a)   Financial Statements of businesses acquired. Not Applicable.

     (b)   Pro Forma Financial Information. Not Applicable.

     (c)   Exhibits

      2.1 Asset Purchase Agreement dated as of February 25, 2000 by and among Paradigm Mortgage Associates, Inc., and its Principal Shareholders and Accent Acquisitions I, Co. +

      2.2 First Amendment to Asset Purchase Agreement dated March 20, 2000 by and among Paradigm Mortgage Associates, Inc., its Principal Shareholders and Accent Acquisitions I, Co. +

      2.3 Escrow Agreement dated February 20, 2000 by and between Accent Acquisitions I Co., Paradigm Mortgage Associates, Inc. and Kutak Rock LLP. +

      2.4. Second Amendment to Asset Purchase Agreement by and between Paradigm Mortgage Associates, Inc. and Accent Acquisitions, I. Co.


           + - Previously filed.